Investor Presentation January 2013 Exhibit 99.1

Safe Harbor
© 2013 ADA-ES, Inc.
This presentation includes forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations, legislation and IRS guidance; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits;
termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; failure of the new expected RC investor to close on its debt restructuring or obtain the PLR from the IRS; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

A leader in providing emission control solutions serving the power generation industry for more than 30 years
Offers customers a portfolio of proprietary, low CAPEX
technologies to meet pollution control mandates
ADA-ES, Inc. (“ADA”) currently has 16 patents issued or
applications allowed
Clients include leading electric power utilities
Expect significant revenue, earnings and cashflow growth as
utilities respond to new regulations
Investment Highlights

© 2013 ADA-ES, Inc.

28 Refined Coal facilities that qualify for Section 45 Tax
Credits of  $6.47 / ton (2012 rate) of coal burned for 9
years, ending December 31, 2021
Currently operating 8 facilities, 4 of which are leased to RC investors and operating at plants that have historically burned more than 11
MT/year in total.  ADA receives between $1.50-$2.00/ton of pre-tax income after payments to JV partners.
In final stages of contracts with two RC investors for three facilities operating at plants that have historically burned 10 MT/year in total. Finalization of the contracts will also trigger more than $20M in prepayments.
New M-45-PC
™
technology significantly expands addressable market
for remaining 12 facilities.
Investment Highlights

© 2013 ADA-ES, Inc.

Emissions Control driven by Federal Mercury and Air Toxics
Standard (MATS) regulation (April 2012) creates an
addressable market of $1 billion in the next three years.
Won fleet wide contract for Activated Carbon Injection (ACI) systems from a major US utility.
Acquired the assets of Bulk Conveyor Systems in August 2012 to enhance
Dry Sorbent Injection (DSI) capabilities. Won DSI/ACI contract in
November 2012 valued at up to $15M.
Enhanced Coal offering helps reduce mercury- long-term revenue potential through royalty and user fees.
CO
2
Capture technology development business partnering
with U.S. DOE, Electric Power Research Institute (EPRI) and
Southern Company.
Investment Highlights

© 2013 ADA-ES, Inc.

SOURCES OF U.S. ELECTRICITY, 2011

Advancing Cleaner Energy

Source: U.S. EIA, March 2012
Coal expected to provide ~ 40% of
America’s electricity in 2035 according
to Department of Energy
1,200 existing coal-fired power plants
in the US  generate the majority of the
nation’s electricity, and consume
~ 900M to 1B tons of coal each year
EPRI estimates that the coal-fired
power industry will invest $275 billion
in retrofits through 2035
Lower coal prices benefit our
customers
11 new coal-fired power projects
currently have permits and are
expected to begin construction in the
next year
The energy in America’s recoverable
coal reserves is equivalent to 1 trillion
barrels of oil – about equal 2/3rds of
the world’s  known reserves
In order to maintain its leadership
position, coal must burn cleaner
Coal Energy

© 2013 ADA-ES, Inc.
19%
42%
13%
25%
Coal
Natural Gas
Nuclear
Renewables
Petroleum
1%

Wet Scrubber
$100M+
ADA’s ACI = $1.0M
ADA’s DSI = $3.0M
Refined Coal
$0 cost to utility
Enhanced Coal
No capital equipment
$1.0 - $4.0M / year in
higher producer fuel cost
Benefits of $1.0 - $4.0 / ton
of Western Coal burned
-6- © 2013 ADA-ES, Inc.
Emissions Control
Equipment
(NO
x
, SO2, Particulate)
ACI System for
mercury
Trades variable operating expenses for fixed capital costs
ADA’s offerings do not require 10-20 years of extended plant life to justify purchase
VALUE PROPOSITION:
Allows continued operation of plants that may otherwise be considered for closure
LOW CAPEX EMISSIONS SOLUTIONS FOR EXISTING FLEET

Coal Pile
COAL SEAM
COAL SEAM
Coal Pulverizer
Air

Advancing Cleaner Energy

© 2013 ADA-ES, Inc.
Enhanced Coal Refined Coal
Flue Gas
Conditioning
Dry Sorbent
Injection (DSI)
Activated Carbon
Injection (ACI)
Filter
or ESP
SCR
DeNOx
Air
Preheater
Boiler
Flue Gas Desulfurization
(FGD) Scrubber
Coal
Bunker
PORTFOLIO OF   MISSIONS CONTROL SOLUTIONS
E
Scrubber
Additive

2011 (A)
2014 (E)
2018 (E)

Advancing Cleaner Energy

Up to 28 RC facilities
operational / monetized
by 2014
MATS response by
utilities
ADA maintaining  35%
market share
DOE Contracts
CO
2
Capture Pilot Plant
MATS and License with
Arch Coal
ACI/DSI
1) RC  amounts exclude
RC coal sales revenues
(1)

© 2013 ADA-ES, Inc.
CO
2
Capture Enhanced Coal Emissions Control
Equipment
Refined Coal
$300
$200
$100
$0
2011 (A)
2018 (E)
2014 (E)
(ANNUAL REVENUE
$
IN
M)
SEGMENT REVENUES  (2011)
+ OUTLOOK

CLEAN COAL SOLUTIONS, LLC (CCS) NEXGEN 42.5% ADA 42.5% GOLDMAN SACHS 15% -9- © 2013 ADA-ES, Inc. CLEAN COAL SOLUTIONS JV OWNERSHIP STRUCTURE REFINED COAL

The American Jobs Creation Act of 2004, Section 45 of the IRC: contains provisions to incentivize the production of pollution mitigating Refined Coal (RC)
via escalating tax credits per ton of coal burned. RC reduces mercury by 40%+
and NOx emissions by 20%+ when that coal is burned.
Clean Coal Solutions (“CCS”) JV offers three technologies that produce Section
45 Refined Coal
-
The CyClean
TM
, M-45
TM
and M-45-PC
TM
technologies provide on-site, proprietary pre-
treatment to Powder River Basin (PRB) and Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers.
Key Dates
June
2010:
Clean Coal Solutions commences operations at first two RC facilities
December
2010:
Congress extends “placed-in-service” deadline for new RC facilities to 12/31/11
January - December
2011:
CCS fabricates, installs and “places-in-service” 26
additional RC units able to qualify for Section 45 tax credits
June
2011:
an affiliate of Goldman Sachs purchases a 15% stake in the JV for $60M
2012 - 2014: CCS focused on capturing the value of Section 45 tax credits
Refined Coal: Introduction & Overview

© 2013 ADA-ES, Inc.

ADA

CLEAN COAL SOLUTIONS LLC

Advancing Cleaner Energy

REFINED COAL: MONETIZATION DYNAMICS
Requirements to
commence operations:
Operating permits obtained
from each relevant state
Approval from Public
Utilities Commissions (PUC)
in regulated states
Approval from coal and
transportation companies
Approval from plant owners
Contracts negotiated and
signed among CCS, RC
investor and power
companies
3 RC investors currently
engaged
Working with additional
RC investors for
remaining RC facilities
Utility
Receives: value of
$1.00 - $4.00 / ton for
emissions reduction
Payment of ~$1/ton from
RC investor
RC Investor
Receives: (a)$6.47 tax credit
through RC production,  and
(b) tax deductions for rental,
utility and operating expenses
Pays: ~$1/ton to utility, ~$2/ton for
operating expenses and
~$3+/ton to CCS
CCS Receives:
~$3+/ton in consolidated
payments, net $1.50-$2/ton to
ADA of pre-tax income after
payments to ADA’s JV partners
Each RC facility can be monetized
(leased or sold) to generate revenue, or
operated by CCS for tax credit benefit to
offset future tax obligations

© 2013 ADA-ES, Inc.

Goal 2014
Proportion of Refined Coal Produced that is
Monetized
2012
2014

© 2013 ADA-ES, Inc.
20
21
60
8
28
0
20
40
60
2014
Operating by 2014
Annual Run Rate
MT/yr of RC Produced
28 Total
RC Facilities
Operating YE 2012
YE 2012
Retained                  Monetized
70%
30% 20%
80%
REFINED COAL: STATUS
UPDATE

FINANCIAL
RESULTS
OF
RETAINING
TONS
AND
TAX
CREDITS
CCS will often operate an RC facility, retaining the tax credits, prior to monetizing that facility with a third party
$7.50 /Ton
$40 /Ton
($3/Ton)
Value of Tax
Credits and
Benefits
Operating
Cost
Current Period Future Period
Raw Coal
Cost
RC Sales

© 2013 ADA-ES, Inc.
-$50
-$40
-$30
-$20
-$10
$0
$10
$20
$30
$40
$50
($40/Ton)
REFINED COAL:

Financial Impact of converting a RC Facility from CCS Operation to 3rd Party RC Investor

Millions

Advancing Cleaner Energy

Payment from
RC investor
CCS Self Monetization 3 Party RC Investor
CCS Consolidated financial example for a 3 MT/yr facility
Operating
Expense
CAPEX
Cash at Closing
(Pre-Paid Rent)

© 2013 ADA-ES, Inc.
$(15)
$(10)
$(5)
$
-
$5
$10
$15
($2M)
($9M/yr)
$12M/yr
~$9M
In final stages of contracts with two RC
investors for three facilities at plants that
historically burn more than 10MT/year. Two
of these facilities are currently being
operated by CCS
rd
REFINED COAL:

R
($ IN M)
$20.1
$20.2
$150
$40
$300
$200
$7.0
$1.5
$16
$6
$30
$70
2011 2014-2021
(E)
2012
(E)
$500
$8.5
$40.3
$190
$22
$100
2011
2014-2021
(E)
2012
(E)
Coal Sales
Rental Revenue
Segment Income
Tax Credits
Equivalent
Annualized
MT
2011                                     2012                    2014-2021
CCS revenues (consolidated)
ADA (excluding non-controlling interests)

© 2013 ADA-ES, Inc.
EFINED
OAL
ROGRESS
C
P
7 60
21

8 Facilities producing Refined Coal
4 monetized with RC investors treating more than 11 MT/year
2 facilities permanently operating for CCS producing approximately 2MT/yr
2 facilities in final stages of contracts at plants that historically have burned approximately 8 MT/year. These facilities are currently generating tax credits for CCS
8 Facilities committed to sites
Status ranges from initial contracts and permitting to final stages of contracts
12 Facilities pursuing options to use new M-45-PC
TM
technology
M-45-PC
TM
technology achieves Section 45 qualifying emissions for pulverized coal boilers
Significantly expands the addressable market to include many larger boilers that use more than 5 MT of coal per year
Initial facilities using M-45-PC
TM
technology could be operating as early as
the second or third quarter of 2013
Update on Refined Coal Activities

© 2013 ADA-ES, Inc.

Plant burns PRB coal or lignite
Plant burns bituminous coal

PSEG
Xcel Energy
ALLIANT ENERGY
Ameren
Luminant
conectiv energy

Advancing Cleaner Energy

>20 GW
SOLD
FOR
MERCURY
CONTROL
Installed/installing ACI systems on 55 boilers at coal-fired power plants
Over 35% market share of 159 boilers served for mercury control from power plants
Reduces mercury emissions by up to 90%
Work in progress at September 30, 2012 of $3.9MM; expect to recognize as revenue in 2012 and 2013. This does not include recent fleet order valued at up to $20M
MATS is expected to generate new market of $500-600M 2012-2015

© 2013 ADA-ES, Inc.
COMMERCIAL ACI SYSTEMS

New environmental regulations
creating demand for control of acid
gases such as HCI, SO
2 ,
and SO
3
ADA provides DSI systems as a low-
cost option to wet scrubbers
Equipment costs $2-3M for average
size plants
EPA predicts over 200 systems will
be needed by 2015
Acquired the assets of Bulk
Conveyor Systems in August 2012 to
enhance DSI capabilities
Awarded 9 DSI systems in 2012

© 2013 ADA-ES, Inc.
CONTROL OF ACID GASES
HCI, SO
2
, SO
3

MATS is projected to create $500+ M market for both ACI & DSI
Procurement activities have commenced and ADA is responding to several fleet bids
1) Total Expected Revenue from Estimated Equipment Sales 2012-2015

© 2013 ADA-ES, Inc.
$1.0B
$350M
$259M
$30M
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
Estimated Market Size
(2012-2015)
Expected Revenue
(1)
(~35% Market Share)
Bids Outstanding Wins
E
MISSIONS
C
ONTROL
:
ACI & DSI EQUIPMENT MARKET

Patented technology designed to enable Western
coals to burn with lower mercury emissions
– U.S. burns up to 600 MT of Western Coal per year
$1.00-4.00/ton in benefits to customer
Technology has been licensed to Arch Coal to apply
to their PRB coals at the mine
– Royalty agreement: payments to ADA of up to $1.00/ton
based on a portion of the premium paid on Enhanced Coal
sales
ADA retained rights to apply technology at power
plants
Initial market: states with mercury regulations
already in place
MATS expected to expand market by 2015
Continued demonstration of technology to
customers

© 2013 ADA-ES, Inc.
MERCURY CONTROL: ENHANCED COAL

Developing proprietary solid sorbent capture
technology to capture CO2 from flue gas in
conventional coal-fired boilers
DOE and industry funding:
Phase I - $3.8 M R&D at 1 KW pilot plant completed
in 2011
Phase II - $20.5 M, 51-month contract to scale-up
technology to 1 MW
Entered Fabrication and Construction phase of 1 MW
plant in June 2012, estimated completion in October
2013
Testing in 2014
Advantages over competing technologies:
For customer: lower cost and less parasitic energy
For ADA: continuous revenues from sale of
proprietary chemical sorbents

© 2013 ADA-ES, Inc.
CO
2
CAPTURE
:
OVERVIEW

-22- © 2013 ADA-ES, Inc. FINANCIAL RESULTS OVERVIEW

Self monetization has a dominating impact on GAAP Income Statement
~$59 million of Q3 revenues are due to coal sales relating to retained RC facilities, which drive revenue growth
~$8 million  of Q3 operating expenses are due to ~2.5 million retained tons
Financial benefit of tax credits generated will not been seen until future quarters
$ in Ms
Nine Months
2012
Nine Months
2011
FY 2011
Revenues $145.1 $28.7 $53.3
Gross Profit / Margin, Including Coal Sales $15.4  /  11% $19.7  /  69%
$24.4  /
46%
Gross Profit / Margin, Excluding Coal Sales
and Retained Tonnage Operating Expense
$30.8 / 80% $23.4  / 90%
$38.9  /
73%
Operating (Loss) Income ($3.0) $3.1 $3.0

© 2013 ADA-ES, Inc.
FINANCIAL  SUMMARY:
FIRST NINE MONTHS 2012

As of 9/30/12 As of 12/31/11
Cash & Cash Equivalents $17.5 $40.9
Working Capital, net of
deposits and deferred
revenues
$5.0
$20.1
Long-term Debt
$2.4 $ 3.6
Shares Outstanding 10.0 10.0
In Ms

© 2013 ADA-ES, Inc.
BALANCE SHEET HIGHLIGHTS
REDUCTION IN CASH REFLECTS BUILD OUT OF RC FACILITIES

RC opportunities expected to provide substantial growth in
revenues, profits and cashflows in 2013, and consistent
revenue streams through 2021
MATS compliance requirements are driving expected >$300
million total equipment revenues for ADA in next 3-4 years
Enhanced Coal technology and royalty opportunity expected
to produce additional growth in 2013 to 2015 and beyond
Developing solid sorbent capture technology to capture CO
2
from flue gas in conventional coal-fired boilers
Available cash on balance sheet and expected cash flows
from RC provides the resources to execute on future
opportunities
Key Takeaways

© 2013 ADA-ES, Inc.

The EQUITY GROUP Inc.

Excellence in Investor Relations

Advancing Cleaner Energy

Michael D. Durham, Ph.D., MBA
President & CEO
Mark H. McKinnies
CFO
(303) 734-1727
www.adaes.com
Graham Mattison
VP of Investor Relations
(646)-319-1417
graham.mattison@adaes.com
Devin Sullivan
Senior Vice President
(212) 836-9608
dsullivan@equityny.com

© 2013 ADA-ES, Inc.
CONTACTS